UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

NantHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37792	27-3019889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Jefferson Blvd

Culver City, California 90232

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (310) 883-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As noted below, on June 8, 2018, our stockholders approved the amendment and restatement of our 2016 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 6,800,000 shares. The Amended and Restated 2016 Equity Incentive Plan is described in more detail in the Company’s 2018 Proxy Statement, which was filed with the Securities and Exchange Commission on April 30, 2018. The foregoing description and the summary contained in the Company’s 2018 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated 2016 Equity Incentive Plan, which is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2018 annual meeting of stockholders on June 8, 2018 (the “Annual Meeting”). Of the 108,591,946 shares of our common stock outstanding as of the record date of April 13, 2018, 85,495,301 shares of common stock were represented at the Annual Meeting, either in person or by proxy, constituting approximately 78.7% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.	Election of Directors. Each of the following nominees was elected to serve as a director, to hold office until our 2019 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Patrick Soon-Shiong, M.D.	75,888,534	1,121,731	8,485,036
Michael S. Sitrick	75,645,440	1,364,825	8,485,036
Kirk K. Calhoun	75,970,837	1,039,428	8,485,036
Ron Louks	74,056,677	2,953,588	8,485,036
Michael Blaszyk	75,764,411	1,245,854	8,485,036

2.	Approval of Amendment to Company’s 2016 Equity Incentive Plan. The amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares of common stock reserved thereunder by 6,800,000 shares was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,645,834	4,356,686	7,745	8,485,036

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,446,224	35,035	14,042	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated 2016 Equity Incentive Plan and forms of award thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NantHealth, Inc.

By:	/s/ Paul Holt
Paul Holt Chief Financial Officer

Date:  June 11, 2018